UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-04616)

Exact name of registrant as specified in charter:	Putnam High Yield Advantage Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2016

Date of reporting period :	December 1, 2015 — November 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam High Yield Advantage Fund

Annual report
11 | 30 | 16

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PHYIX

Putnam
High Yield Advantage
Fund

Annual report
11 | 30 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	65

About the Trustees	66

Officers	68

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

January 9, 2017

Dear Fellow Shareholder:

As investors around the world greet the new year, many might feel relieved at the prospect of moving beyond some of the more memorable financial market challenges of 2016. Last year’s dramatic political changes tested markets. Fortunately, in many cases market turbulence in the immediate aftermath of key events was followed by rebounds in performance and investor sentiment.

Of course, uncertainties and macroeconomic risks do not simply disappear with the close of the calendar year, especially given the significant change in conditions for the bond market and the potential for inflation. As such, we believe investors should welcome 2017 with a focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended November 30, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

# An attractive complement to stocks and Treasuries

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the "lost decade" in 2000, high-yield bonds have outpaced stocks by a significant margin, and they have done so with a fraction of the volatility. For investors concerned about the risk entailed in today's equity markets, high-yield bonds may be worth considering.

## The fund's managers each have more than 25 years of investment experience

**Paul D. Scanlon, CFA**
Co-Head of Fixed Income
Industry since 1986
At Putnam since 1999

**Norman P. Boucher**
Portfolio Manager
Industry since 1985
At Putnam since 1998

**Robert L. Salvin**
Portfolio Manager
Industry since 1986
At Putnam since 2000

## High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors' perceptions of the health of the underlying corporate issuer, rather than on rates alone. In a strengthening economy, corporate fundamentals are often improving, and that can make high-yield bonds more attractive.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

## Since 2000, high-yield bonds have outpaced the average annual return of equities by over 70%, and have done so with close to 40% less volatility.

| 2000–2015 | Stocks | High-yield bonds |
|---|---|---|
| Average annualized return | 4.06% | 6.95% |
| Standard deviation | 15.09% | 9.05% |

60
40
20
0
-20
-40
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Sources: S&P, JPMorgan, as of 12/31/15. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

Unlike stocks, bonds are subject to interest-rate risk, which means the prices of the fund's bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

2 High Yield Advantage Fund

High Yield Advantage Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/16. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 15.

4 High Yield Advantage Fund

Paul is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Paul, what was the market environment like for high-yield bonds during the 12-month reporting period ended November 30, 2016?

U.S. high-yield bonds staged a dramatic rebound during the fiscal year ending November 30, 2016, with the benchmark JPMorgan Developed High Yield Index sharply reversing course in February 2016 and gaining 12.36% for the full 12 months.

The early months of the period were volatile, as falling oil prices and mounting fears of an economic slowdown in China weighed on credit markets generally, including high-yield bonds. High-yield credit spreads, or the yield advantage high-yield bonds offered over comparable-maturity U.S. Treasuries, rose significantly, as investors demanded greater compensation for risk that spread beyond the already punished energy and metals & mining sectors. Global economic concerns and heightened volatility overshadowed generally stable fundamentals in many industries.

Market turbulence reached a peak on February 11, after which high yield began to benefit from improvements across a broad range of global issues. Oil prices rose well above

High Yield Advantage Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 11/30/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 11/30/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 High Yield Advantage Fund

their January low, China’s central bank eased concerns by implementing additional stimulus measures, and improving U.S. economic data helped allay fears that global economic developments would stall the U.S. expansion.

The recovery accelerated in the spring, as strengthening macroeconomic tailwinds stoked demand for riskier assets, resulting in further credit-spread tightening.

The high-yield rally was briefly disrupted in June, as the United Kingdom’s vote to exit the European Union, dubbed “Brexit,” surprised investors and reverberated throughout global markets. However, as investors reassessed the broader impact of Brexit in the days following the vote, credit-sensitive securities rose once again and remained on an uptrend through October.

Interest rates trended gradually higher from midsummer through the end of October, then spiked in the week following the U.S. presidential election. Financial market sentiment abruptly shifted and appeared to focus on increasing prospects for higher interest rates and rising inflation in 2017. Against this higher-rate backdrop, high-yield bonds suffered a slight downturn in November, their first negative month since February.

Oil prices were also volatile during November due to uncertainty about production cuts by the Organization of Petroleum Exporting Countries [OPEC]. However, energy-related bonds surged at the end of the month amid optimism following OPEC’s first production cut since 2008.

Reflecting a more favorable environment for riskier assets, lower-quality bonds outperformed the market. Higher-quality BB-rated and split BBB-rated credits were the weakest relative performers, but still posted solid total returns in the range of 7% to 9%. From a sector/industry perspective, metals & mining was the best performer by far, advancing about 41% on the back of recovering commodity prices. Energy, chemicals, and telecommunications also posted strong double-digit gains. By contrast, more-defensive categories, such as health care, transportation, and food & beverages, lagged on a relative basis.

The fund trailed its benchmark but outpaced the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

From a sector perspective, underweighting the rallying metals & mining and energy cohorts hampered performance versus the benchmark, as did lighter-than-benchmark exposure to technology.

In addition, the fund avoided bonds at the lowest end of the credit-quality spectrum, and this area of the market outperformed. A modest allocation to floating-rate bank loans also dampened relative performance, as high-yield debt outperformed loans for the period.

On the positive side, overall positioning in telecommunications, an overweight in housing, and security selection in retail aided the fund’s relative results.

Which individual holdings had the biggest influence versus the benchmark?

A sizable position in wireless communications provider Sprint Communications was the top relative contributor. The firm’s bond prices were buoyed by effective new marketing efforts that helped reduce the number of subscribers switching from Sprint to other carriers.

Within energy, an overweight in oil and gas exploration and production company SM Energy aided performance amid recovering oil prices.

An overweight in cloud-based human resources and payroll provider Ceridian provided a further boost versus the benchmark. Ceridian

High Yield Advantage Fund 7

benefited from capital infusions that were used to fund growth of the firm’s customer base via additional implementation resources, continued cloud-based development, and further sales and marketing efforts.

What detracted this period?

Not owning coal producer and index component Peabody Energy dampened relative results. We avoided Peabody because we believed the company did not have sufficient liquidity to withstand various business challenges related to depressed coal prices. However, the firm’s bonds rallied in step with rising commodity prices.

Our investment in Canadian pharmaceutical company Concordia International was hurt as the firm posted disappointing earnings amid increased pricing pressure on generic drugs.

What is your outlook for the high-yield market over the coming months?

Overall, we have a positive post-election outlook for high-yield bonds.

We evaluate the high-yield market on three levels: fundamentals; valuation; and “technicals,” or the balance of supply and demand. As of period-end, we thought the fundamental and technical environments were positive and valuation was neutral.

Looking at fundamentals, we think U.S. economic growth may accelerate in 2017. As a result, we believe the total default rate, which was 4.74% at period-end (0.55% excluding commodity-related issuers), may remain low.

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

8 High Yield Advantage Fund

In our view, the potentially expansionary nature of President-elect Trump’s policies could benefit the earnings and revenues of high-yield companies. Even if some of the new administration’s policies take on a protectionist tone regarding foreign trade, we think high-yield issuers may be less affected, since they are not as globally diversified as many larger, investment-grade companies.

As for technicals, year-to-date new issuance of high-yield bonds totaled $266.8 billion, below the level reached during the comparable period in 2015. Issuance has been met by strong demand, particularly from foreign buyers drawn to the attractive yields available from U.S. high-yield bonds amid an environment of low yields globally. Industrywide high-yield bond fund inflows totaled $5.2 billion including exchange-traded funds, reversing the prior-year trend, which saw $5.1 billion leaving the asset class during the same period in 2015. Despite rising interest rates during the latter months of the period, high-yield credit spreads tightened, reflecting solid investor demand.

How do you plan to position the fund in light of this outlook?

We plan to maintain broad diversification across market sectors. At period-end, the majority of the fund’s holdings were in split BB-rated or B-rated bonds, which occupy the middle tier of high-yield credit quality. From a sector/industry perspective, we favored gaming, lodging & leisure, and housing. Conversely, the fund was underweight in energy, technology, services, food & beverages, cable & satellite, transportation, and health care.

We modestly increased the fund’s bank-debt allocation to about 6% of the portfolio. This aided performance late in the period, as bank loans outpaced high-yield bonds amid resurgent investor demand for loans. If market interest rates continue rising, we think demand for bank loans may continue to build, since loan coupons — their stated interest rates — will begin to adjust higher.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

High Yield Advantage Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (3/25/86)
Before sales charge	7.37%	84.96%	6.34%	38.13%	6.67%	9.91%	3.20%	10.18%

After sales charge	7.23	77.56	5.91	32.61	5.81	5.51	1.80	5.77

Class B (5/16/94)
Before CDSC	7.12	74.25	5.71	32.83	5.84	7.51	2.44	9.24

After CDSC	7.12	74.25	5.71	30.83	5.52	4.72	1.55	4.24

Class C (3/30/07)
Before CDSC	6.56	71.46	5.54	32.96	5.86	7.56	2.46	9.32

After CDSC	6.56	71.46	5.54	32.96	5.86	7.56	2.46	8.32

Class M (12/1/94)
Before sales charge	7.08	80.23	6.07	36.34	6.40	9.07	2.94	9.98

After sales charge	6.97	74.37	5.72	31.91	5.70	5.53	1.81	6.40

Class R (3/30/07)
Net asset value	7.11	80.68	6.09	36.34	6.40	9.08	2.94	9.98

Class Y (12/31/98)
Net asset value	7.56	89.41	6.60	39.65	6.91	10.64	3.43	10.50

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 High Yield Advantage Fund

Comparative index returns For periods ended 11/30/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

JPMorgan Developed
High Yield Index	—†	109.09%	7.65%	45.29%	7.76%	13.56%	4.33%	12.36%

Lipper High Yield Funds
category average*	7.07%	77.25	5.86	35.99	6.31	8.82	2.84	8.78

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/16, there were 675, 572, 445, 299, and 21 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $17,425 and $17,146, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $17,437. A $10,000 investment in the fund’s class R and Y shares would have been valued at $18,068 and $18,941, respectively.

High Yield Advantage Fund 11

Fund price and distribution information For the 12-month period ended 11/30/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.324		$0.284	$0.286	$0.312		$0.312	$0.336

Capital gains	—		—	—	—		—	—

Total	$0.324		$0.284	$0.286	$0.312		$0.312	$0.336

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

11/30/15	$5.56	$5.79	$5.43	$5.41	$5.54	$5.73	$5.54	$5.80

11/30/16	5.78	6.02	5.63	5.61	5.76	5.95	5.76	6.05

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate[1]	5.61%	5.38%	5.12%	5.13%	5.42%	5.24%	5.42%	5.55%

Current 30-day SEC yield[2]	N/A	4.91	4.37	4.37	N/A	4.71	4.87	5.37

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (3/25/86)
Before sales charge	7.41%	85.93%	6.40%	36.79%	6.47%	11.27%	3.62%	15.41%

After sales charge	7.26	78.50	5.97	31.32	5.60	6.82	2.22	10.79

Class B (5/16/94)
Before CDSC	7.16	75.36	5.78	31.53	5.63	8.70	2.82	14.55

After CDSC	7.16	75.36	5.78	29.53	5.31	5.88	1.92	9.55

Class C (3/30/07)
Before CDSC	6.60	72.43	5.60	31.63	5.65	8.75	2.84	14.43

After CDSC	6.60	72.43	5.60	31.63	5.65	8.75	2.84	13.43

Class M (12/1/94)
Before sales charge	7.12	81.19	6.12	35.03	6.19	10.43	3.36	15.00

After sales charge	7.00	75.30	5.77	30.64	5.49	6.84	2.23	11.26

Class R (3/30/07)
Net asset value	7.14	81.64	6.15	35.03	6.19	10.43	3.36	15.00

Class Y (12/31/98)
Net asset value	7.59	90.31	6.65	38.31	6.70	11.95	3.84	15.51

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12 High Yield Advantage Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 11/30/15	1.04%	1.79%	1.79%	1.29%	1.29%	0.79%

Annualized expense ratio for the
six-month period ended 11/30/16*	1.06%	1.81%	1.81%	1.31%	1.31%	0.81%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/16 to 11/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.45	$9.28	$9.28	$6.73	$6.73	$4.17

Ending value (after expenses)	$1,055.80	$1,051.50	$1,051.90	$1,054.90	$1,054.90	$1,057.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/16, use the following calculation method. To find the value of your investment on 6/1/16, call Putnam at 1-800-225-1581.

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Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.35	$9.12	$9.12	$6.61	$6.61	$4.09

Ending value (after expenses)	$1,019.70	$1,015.95	$1,015.95	$1,018.45	$1,018.45	$1,020.95

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 High Yield Advantage Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current

High Yield Advantage Fund 15

investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2016, Putnam employees had approximately $451,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 High Yield Advantage Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

High Yield Advantage Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions

18 High Yield Advantage Fund

may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least March 30, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam

High Yield Advantage Fund 19

Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In

20 High Yield Advantage Fund

the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper High Yield Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	3rd

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 657, 532 and 432 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2015 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year period was due in significant part to the fund’s moderately underweight position in upper-tier credit quality bonds (which outperformed lower-rated bonds during the period), as well as security selection within the utilities, cable and satellite, retail, and energy sectors.

The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with

High Yield Advantage Fund 21

Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 High Yield Advantage Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Yield Advantage Fund 23

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam High Yield Advantage Fund:

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Advantage Fund (the fund), including the fund’s portfolio, as of November 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Advantage Fund as of November 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 9, 2017

24 High Yield Advantage Fund

The fund’s portfolio 11/30/16

	Principal
CORPORATE BONDS AND NOTES (87.5%)*	amount	Value

Advertising and marketing services (0.5%)

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24	$115,000	$118,450

LG FinanceCo Corp. 144A sr. unsec. unsub. notes 5.875%, 11/1/24	1,130,000	1,118,700

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	945,000	970,988

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	595,000	613,594

		2,821,732

Automotive (1.0%)

Fiat Chrysler Automobiles NV sr. unsec. unsub. notes 5.25%,
4/15/23 (Italy)	1,300,000	1,290,250

General Motors Co. sr. unsec. notes 5.20%, 4/1/45	280,000	265,838

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26	885,000	843,466

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.45%, 4/10/22	545,000	537,568

IHO Verwaltungs GmbH 144A sr. notes 4.75%, 9/15/26 (Germany) ‡‡	750,000	714,375

IHO Verwaltungs GmbH 144A sr. notes 4.50%, 9/15/23 (Germany) ‡‡	535,000	521,625

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24	315,000	329,175

Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	714,000	709,538

		5,211,835

Broadcasting (2.3%)

CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24	340,000	357,211

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	730,000	717,225

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	2,255,000	2,277,550

Entercom Radio, LLC company guaranty sr. unsec. notes
10.50%, 12/1/19	620,000	636,275

Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26	1,160,000	1,107,440

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19	725,000	570,938

Nexstar Escrow Corp. 144A company guaranty sr. unsec. notes
5.625%, 8/1/24	1,120,000	1,108,800

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	2,515,000	2,483,563

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	470,000	489,388

Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	255,000	240,975

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	1,340,000	1,306,768

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	1,510,000	1,430,725

		12,726,858

High Yield Advantage Fund 25

	Principal
CORPORATE BONDS AND NOTES (87.5%)* cont.	amount	Value

Building materials (0.4%)

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	$1,020,000	$1,037,850

Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	250,000	260,000

Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	980,000	997,150

Standard Industries, Inc./NJ 144A sr. unsec. notes 5.125%, 2/15/21	150,000	156,000

		2,451,000

Cable television (5.2%)

Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)	1,775,000	1,859,313

Altice SA 144A company guaranty sr. unsec. notes 7.625%,
2/15/25 (Luxembourg)	200,000	205,000

Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	470,000	505,250

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	1,105,000	1,146,438

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	695,000	701,950

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	1,645,000	1,741,644

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	325,000	333,938

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	1,400,000	1,434,125

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. sub. notes 7.75%, 7/15/25	565,000	604,550

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	2,370,000	2,337,413

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	600,000	591,000

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	3,285,000	3,079,306

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	300,000	315,375

CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	2,450,000	2,823,625

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	660,000	669,075

Neptune Finco Corp. 144A sr. unsec. unsub. notes
10.875%, 10/15/25	620,000	722,300

Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)	255,000	261,324

SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)	1,120,000	1,117,200

SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)	2,260,000	2,282,600

SFR Group SA 144A sr. bonds 6.25%, 5/15/24 (France)	440,000	433,950

Unitymedia GmbH 144A company guaranty sr. notes 6.125%,
1/15/25 (Germany)	1,420,000	1,439,525

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	1,393,000	1,427,825

Virgin Media Finance PLC 144A company guaranty sr. unsec. notes
6.375%, 4/15/23 (United Kingdom)	740,000	758,500

Virgin Media Secured Finance PLC 144A sr. notes 5.375%, 4/15/21
(United Kingdom)	666,000	685,980

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19	750,000	789,375

		28,266,581

26 High Yield Advantage Fund

	Principal
CORPORATE BONDS AND NOTES (87.5%)* cont.	amount	Value

Capital goods (7.2%)

Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	$1,905,000	$1,885,950

Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
5.00%, 10/1/24	995,000	1,002,463

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.375%, 9/15/24	915,000	898,988

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	1,960,000	2,048,200

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	1,310,000	1,356,532

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.50%, 9/1/22	560,000	571,200

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	1,325,000	1,318,375

Berry Plastics Corp. company guaranty notes 6.00%, 10/15/22	465,000	488,831

Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23	995,000	1,003,706

Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	1,215,000	1,202,850

Bombardier, Inc. 144A sr. unsec. unsub. notes 4.75%,
4/15/19 (Canada)	220,000	219,175

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	1,755,000	1,926,113

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	780,000	883,350

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	3,115,000	2,974,825

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22	1,875,000	1,917,188

Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	1,768,000	2,303,697

Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	2,675,000	3,049,500

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	1,940,000	1,896,350

Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	1,465,000	1,490,638

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	1,027,000	1,057,810

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	595,000	620,288

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu company guaranty sr. unsec. unsub. notes 8.25%,
2/15/21 (New Zealand)	204,608	211,258

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. FRN 4.38%, 7/15/21	280,000	285,950

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	1,040,000	1,097,850

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24	842,000	867,260

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	455,000	447,192

Terex Corp. company guaranty sr. unsec. notes 6.00%, 5/15/21	420,000	425,250

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23	2,370,000	2,441,100

High Yield Advantage Fund 27

	Principal
CORPORATE BONDS AND NOTES (87.5%)* cont.	amount	Value

Capital goods cont.

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	$195,000	$202,069

TransDigm, Inc. 144A company guaranty sr. unsec. sub. bonds
6.375%, 6/15/26	730,000	742,775

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.75%, 4/29/25	1,525,000	1,527,859

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	855,000	882,788

		39,247,380

Chemicals (3.0%)

A Schulman, Inc. 144A company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	1,075,000	1,096,500

Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	1,320,000	1,313,400

Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23	1,210,000	1,421,750

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	905,000	891,425

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	875,000	864,063

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	790,000	746,550

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	2,350,000	2,661,375

Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	1,135,000	1,152,025

Kraton Polymers LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	1,350,000	1,495,125

PQ Corp. 144A company guaranty sr. notes 6.75%, 11/15/22	320,000	338,000

Tronox Finance, LLC company guaranty sr. unsec. notes
6.375%, 8/15/20	205,000	186,806

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/22	620,000	565,750

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	1,000,000	1,017,500

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	2,483,000	2,631,980

		16,382,249

Commercial and consumer services (0.2%)

Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	1,220,000	1,235,250

		1,235,250

Construction (2.8%)

Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	1,685,000	1,790,313

BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	1,685,000	1,680,788

Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23	1,982,000	2,269,390

Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	1,135,000	1,140,675

Cemex Finance, LLC 144A company guaranty sr. notes 9.375%,
10/12/22 (Mexico)	1,145,000	1,240,894

28 High Yield Advantage Fund

	Principal
CORPORATE BONDS AND NOTES (87.5%)* cont.	amount	Value

Construction cont.

Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	$1,025,000	$1,018,696

Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)	300,000	295,500

Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	245,000	236,425

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	650,000	669,500

HD Supply, Inc. 144A company guaranty sr. unsec. notes
5.75%, 4/15/24	555,000	567,488

U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	1,160,000	1,209,300

USG Corp. 144A company guaranty sr. unsec. notes
5.875%, 11/1/21	330,000	344,540

USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	1,060,000	1,087,931

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	2,150,000	1,956,500

		15,507,940

Consumer (0.3%)

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	805,000	835,188

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	90,000	95,850

Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24	670,000	710,200

		1,641,238

Consumer staples (4.4%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)	1,900,000	1,980,750

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	575,000	585,063

Ashtead Capital, Inc. 144A company guaranty notes
6.50%, 7/15/22	1,799,000	1,882,204

Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24	420,000	437,850

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19	820,000	787,200

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	1,380,000	1,383,450

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21	3,415,000	3,500,375

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6.00%, 5/1/22	1,430,000	1,626,625

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	1,100,000	1,144,000

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	920,000	929,200

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	920,000	929,200

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	790,000	786,050

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	550,000	547,594

High Yield Advantage Fund 29

		Principal
CORPORATE BONDS AND NOTES (87.5%)* cont.		amount	Value

Consumer staples cont.

Landry’s, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		$680,000	$680,000

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25		670,000	668,325

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21		1,385,000	1,426,550

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24		510,000	503,625

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21		1,765,000	1,753,969

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23		1,585,000	1,694,207

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9.75%, 2/1/19 ‡‡		330,212	214,638

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5.375%, 10/1/22		675,000	744,188

			24,205,063

Energy (oil field) (0.1%)

Seventy Seven Operating, LLC escrow company guaranty sr.
unsec. unsub. notes 6.625%, 11/15/19 F		1,085,000	109

Tervita Corp. 144A company guaranty sr. notes 9.00%,
11/15/18 (Canada)	CAD	420,000	313,445

Tervita Corp. 144A sr. unsec. notes 10.875%, 2/15/18 (Canada)
(In default) †		$455,000	6,825

			320,379

Energy (other) (0.1%)

CHC Helicopter SA company guaranty sr. notes 9.25%, 10/15/20
(Canada) (In default) †		639,000	313,110

			313,110

Entertainment (1.7%)

AMC Entertainment Holdings, Inc. 144A sr. unsec. sub. bonds
5.875%, 11/15/26		380,000	382,850

AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes
5.875%, 2/15/22		555,000	578,948

AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes
5.75%, 6/15/25		965,000	972,238

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		835,000	857,963

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		655,000	661,550

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20		1,315,000	1,380,750

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		500,000	511,250

Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24		530,000	527,350

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 2/1/25		980,000	980,000

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23		505,000	513,206

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 5.25%, 1/15/21		2,000,000	2,061,500

			9,427,605

30 High Yield Advantage Fund

		Principal
CORPORATE BONDS AND NOTES (87.5%)* cont.		amount	Value

Financials (7.9%)

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22		$1,115,000	$1,062,038

Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31		2,905,000	3,297,175

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25		1,240,000	1,227,600

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58		1,265,000	1,622,363

Australia & New Zealand Banking Group, Ltd./United
Kingdom 144A jr. unsec. sub. FRB 6.75%, perpetual maturity
(United Kingdom)		330,000	350,019

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9.00%,
perpetual maturity (Spain)		800,000	817,000

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity		635,000	660,845

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23		975,000	1,006,688

CIT Group, Inc. sr. unsec. unsub. notes 5.375%, 5/15/20		1,145,000	1,210,838

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22		575,000	598,719

CNG Holdings, Inc./OH 144A sr. notes 9.375%, 5/15/20		1,645,000	1,311,888

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25		1,195,000	1,193,506

Commerzbank AG 144A unsec. sub. notes 8.125%,
9/19/23 (Germany)		760,000	848,350

Credit Acceptance Corp. company guaranty sr. unsec. notes
7.375%, 3/15/23		625,000	639,063

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21		1,030,000	1,037,725

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)		685,000	643,900

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20		850,000	518,500

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		1,155,000	1,341,995

E*Trade Financial Corp. sr. unsec. unsub. notes 4.625%, 9/15/23		596,000	600,470

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R		635,000	614,363

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡		315,000	311,850

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21		1,445,000	1,475,706

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20		740,000	736,692

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22		905,000	871,063

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec. sub.
bonds 7.80%, 3/15/37		395,000	442,400

Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13.00%, perpetual
maturity (United Kingdom)	GBP	370,000	806,383

Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual
maturity (United Kingdom)		$450,000	459,000

MGM Growth Properties Operating Partnership LP/MGP
Finance Co-Issuer, Inc. 144A company guaranty sr. unsec. notes
5.625%, 5/1/24		450,000	471,375

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6.375%, 3/1/24 R		525,000	538,125

High Yield Advantage Fund 31

	Principal
CORPORATE BONDS AND NOTES (87.5%)* cont.	amount	Value

Financials cont.

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 10/1/20	$550,000	$562,375

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	1,910,000	1,914,775

Neuberger Berman Group, LLC/Neuberger Berman Finance Corp.
144A sr. unsec. notes 5.875%, 3/15/22	1,165,000	1,208,688

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	555,000	564,713

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	745,000	745,000

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6.75%, 6/15/21	1,709,000	1,721,818

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)	2,535,000	2,905,744

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	460,000	415,150

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20	420,000	437,325

Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	395,000	388,581

Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20	958,000	949,618

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	1,170,000	959,400

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	1,080,000	1,094,850

USI, Inc./NY 144A sr. unsec. notes 7.75%, 1/15/21	1,265,000	1,283,975

Wayne Merger Sub, LLC 144A sr. unsec. notes 8.25%, 8/1/23	1,020,000	1,032,750

		42,900,401

Forest products and packaging (1.9%)

Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	1,835,000	1,793,713

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)	2,100,000	2,076,375

Louisiana-Pacific Corp. 144A company guaranty sr. unsec. unsub.
notes 4.875%, 9/15/24	915,000	888,694

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	1,930,000	2,021,675

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	1,085,000	1,128,183

Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	135,000	148,163

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.875%, 7/15/33	865,000	890,950

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	1,225,000	1,414,875

		10,362,628

Gaming and lottery (3.3%)

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23	915,000	972,188

Boyd Gaming Corp. 144A company guaranty sr. unsec. unsub.
bonds 6.375%, 4/1/26	365,000	380,513

32 High Yield Advantage Fund

		Principal
CORPORATE BONDS AND NOTES (87.5%)* cont.		amount	Value

Gaming and lottery cont.

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		$1,805,000	$1,908,788

Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	2,015,000	1,573,164

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5.875%, 3/15/21		$1,120,000	1,165,500

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		2,070,000	2,049,300

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		1,890,000	1,894,725

Penn National Gaming, Inc. sr. unsec. sub. notes 5.875%, 11/1/21		2,255,000	2,339,563

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21		1,440,000	1,461,600

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22		3,720,000	3,487,500

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20		470,000	383,050

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22		295,000	311,225

			17,927,116

Health care (7.3%)

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub. notes
6.125%, 3/15/21		1,675,000	1,729,438

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub. notes
5.125%, 7/1/22		860,000	832,050

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23		1,335,000	1,268,250

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24		1,145,000	1,163,435

Centene Corp. sr. unsec. unsub. notes 5.625%, 2/15/21		355,000	365,650

Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25		305,000	292,038

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		1,125,000	1,108,125

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22		2,160,000	1,440,450

Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)		1,645,000	625,100

Concordia International Corp. 144A sr. notes 9.00%,
4/1/22 (Canada)		200,000	184,000

ConvaTec Healthcare E SA 144A company guaranty sr. unsec.
unsub. notes 10.50%, 12/15/18 (Luxembourg)		1,078,000	1,078,000

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 5/15/22		2,195,000	1,832,825

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)		1,312,000	1,377,600

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23		950,000	828,875

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)		1,995,000	1,775,550

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22		1,625,000	1,661,563

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26		1,015,000	1,016,096

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20		2,110,000	2,294,625

High Yield Advantage Fund 33

	Principal
CORPORATE BONDS AND NOTES (87.5%)* cont.	amount	Value

Health care cont.

HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	$410,000	$456,125

HCA, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 2/1/25	685,000	670,444

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	1,130,000	1,163,990

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7.875%, 2/15/21	495,000	522,225

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	1,165,000	1,001,900

MEDNAX, Inc. 144A company guaranty sr. unsec. unsub. notes
5.25%, 12/1/23	460,000	466,900

Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	790,000	790,988

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	1,095,000	1,110,053

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	1,675,000	1,733,625

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	1,835,000	1,908,584

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	745,000	748,725

Tenet Healthcare Corp. company guaranty sr. FRN 4.35%, 6/15/20	1,325,000	1,325,000

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	215,000	224,138

Tenet Healthcare Corp. company guaranty sr. notes 4.75%, 6/1/20	340,000	336,175

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	2,115,000	2,154,656

Tenet Healthcare Corp. 144A company guaranty notes
7.50%, 1/1/22	380,000	390,688

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	1,225,000	906,500

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	1,585,000	1,180,825

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	135,000	103,950

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	640,000	470,400

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	1,295,000	1,087,800

		39,627,361

Homebuilding (2.2%)

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23	710,000	729,525

Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	980,000	994,700

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	935,000	937,151

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6.25%, 12/15/21	1,420,000	1,519,400

34 High Yield Advantage Fund

	Principal
CORPORATE BONDS AND NOTES (87.5%)* cont.	amount	Value

Homebuilding cont.

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	$585,000	$601,088

Howard Hughes Corp. (The) 144A sr. unsec. notes 6.875%, 10/1/21	2,030,000	2,140,432

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	480,000	488,400

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 4/1/21	155,000	159,263

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)	1,417,000	1,409,915

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	1,530,000	1,686,825

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	485,000	480,756

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21	120,000	122,700

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	710,000	713,550

		11,983,705

Household furniture and appliances (0.1%)

Tempur Sealy International, Inc. company guaranty sr. unsec.
unsub. bonds 5.50%, 6/15/26	575,000	572,125

		572,125

Lodging/Tourism (1.1%)

Caesars Growth Properties Holdings, LLC/Caesars Growth
Properties Finance, Inc. company guaranty notes 9.375%, 5/1/22	980,000	1,048,600

Dakota Merger Sub, Inc. 144A sr. notes 7.75%, 9/1/23	1,655,000	1,655,000

Dakota Merger Sub, Inc. 144A sr. unsec. notes 10.75%, 9/1/24	665,000	623,438

Hilton Domestic Operating Co., Inc. 144A sr. unsec. sub. notes
4.25%, 9/1/24	205,000	200,900

MGM Resorts International company guaranty sr. unsec. notes
5.25%, 3/31/20	235,000	246,603

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8.625%, 2/1/19	310,000	344,100

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A sr. notes 6.375%, 6/1/21	1,975,000	1,965,125

		6,083,766

Media (0.7%)

EMI Music Publishing Group North America Holdings, Inc. 144A sr.
unsec. notes 7.625%, 6/15/24	1,000,000	1,070,000

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	850,000	880,813

Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	795,000	810,900

WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	860,000	860,000

		3,621,713

Metals (4.2%)

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	1,180,000	1,241,950

Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	190,000	174,800

High Yield Advantage Fund 35

	Principal
CORPORATE BONDS AND NOTES (87.5%)* cont.	amount	Value

Metals cont.

ArcelorMittal SA sr. unsec. unsub. bonds 10.85%, 6/1/19 (France)	$615,000	$722,625

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	710,000	772,125

ArcelorMittal SA sr. unsec. unsub. notes 8.00%, 10/15/39 (France)	480,000	507,600

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/22 (Canada)	725,000	703,250

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 10/15/19 (Canada)	475,000	477,969

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.00%, 2/15/21 (Canada)	501,000	492,233

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 2/15/20 (Canada)	1,301,000	1,286,364

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6.75%, 2/1/22	605,000	629,200

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. unsub. notes 6.875%, 2/15/23	1,095,000	1,171,650

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	395,000	373,868

HudBay Minerals, Inc. company guaranty sr. unsec. notes 9.50%,
10/1/20 (Canada)	1,665,000	1,752,413

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	980,000	1,068,200

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7.00%, 4/15/20 (Canada)	855,000	878,513

Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	1,935,000	1,932,581

Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	1,360,000	1,414,400

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	1,870,000	1,968,175

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	665,000	703,238

Steel Dynamics, Inc. 144A sr. unsec. bonds 5.00%, 12/15/26	375,000	376,875

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	465,000	470,813

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	410,000	389,500

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.50%, 6/1/24 (Canada)	160,000	186,000

Teck Resources, Ltd. 144A company guaranty sr. unsec. notes
8.00%, 6/1/21 (Canada)	240,000	262,200

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	2,062,000	1,683,108

Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	1,035,000	1,110,038

		22,749,688

Oil and gas (11.2%)

Anadarko Petroleum Corp. sr. unsec. unsub. notes 5.55%, 3/15/26	600,000	658,452

Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	595,000	606,156

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	600,000	609,000

36 High Yield Advantage Fund

	Principal
CORPORATE BONDS AND NOTES (87.5%)* cont.	amount	Value

Oil and gas cont.

Antero Resources Finance Corp. company guaranty sr. unsec. sub.
notes 5.375%, 11/1/21	$1,064,000	$1,091,930

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	785,000	657,438

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	180,000	150,525

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	2,244,000	1,795,200

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 9/15/20	310,000	320,850

Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	1,585,000	1,676,944

Cenovus Energy, Inc. sr. unsec. bonds 4.45%, 9/15/42 (Canada)	500,000	412,584

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	1,277,000	1,321,695

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	1,416,000	1,458,480

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/22	947,000	973,043

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	470,000	434,750

Continental Resources, Inc. company guaranty sr. unsec. sub.
notes 5.00%, 9/15/22	1,530,000	1,526,175

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	835,000	812,038

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	840,000	705,600

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	1,291,000	1,339,413

Devon Financing Company, LLC company guaranty sr. unsec.
unsub. bonds 7.875%, 9/30/31	1,315,000	1,603,456

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 4.75%, 11/1/24	455,000	455,569

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	3,001,000	2,513,338

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	605,000	623,150

Halcon Resources Corp. 144A company guaranty notes
8.625%, 2/1/20	1,910,000	1,948,200

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	645,000	709,550

Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	1,595,000	1,658,800

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	2,295,000	2,386,800

Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	310,000	309,225

Marathon Oil Corp. sr. unsec. unsub. notes 3.85%, 6/1/25	505,000	469,770

MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	485,000	423,163

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6.50%,
3/15/21 (Canada)	365,000	328,500

Murphy Oil Corp. sr. unsec. unsub. notes 6.875%, 8/15/24	1,180,000	1,241,950

High Yield Advantage Fund 37

	Principal
CORPORATE BONDS AND NOTES (87.5%)* cont.	amount	Value

Oil and gas cont.

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	$1,515,000	$1,571,813

Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	1,088,000	1,122,000

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	805,000	817,075

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6.50%, 11/1/21	460,000	464,600

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	730,000	748,250

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	1,482,000	1,526,460

Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	40,000	35,600

Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.75%, 12/15/23 (Canada)	415,000	421,225

Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	1,885,000	1,903,850

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	645,000	612,750

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	405,000	388,800

Sabine Pass Liquefaction, LLC sr. notes 6.25%, 3/15/22	585,000	628,875

Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	1,660,000	1,751,300

Sabine Pass Liquefaction, LLC sr. notes 5.625%, 4/15/23	165,000	172,425

Sabine Pass Liquefaction, LLC 144A sr. bonds 5.00%, 3/15/27	850,000	839,375

Sabine Pass Liquefaction, LLC 144A sr. notes 5.875%, 6/30/26	390,000	411,938

Samson Investment Co. company guaranty sr. unsec. notes 9.75%,
2/15/20 (In default) †	2,795,000	158,966

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6.75%,
5/1/23 (Canada)	780,000	819,975

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	850,000	901,000

Seventy Seven Energy, Inc. escrow sr. unsec. notes 6.50%, 7/15/22 F	910,000	91

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	1,020,000	1,032,750

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	620,000	584,350

SM Energy Co. sr. unsec. unsub. notes 6.75%, 9/15/26	650,000	667,875

SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	1,110,000	1,112,775

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. bonds 5.375%, 2/1/27	670,000	661,625

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 5.125%, 2/1/25	335,000	330,605

Tesoro Logistics LP/Tesoro Logistics Finance Corp. company
guaranty sr. unsec. notes 5.25%, 1/15/25	375,000	379,688

Triangle USA Petroleum Corp. 144A company guaranty sr. unsec.
notes 6.75%, 7/15/22 (In default) †	680,000	166,600

Unit Corp. company guaranty sr. unsec. sub. notes 6.625%, 5/15/21	330,000	300,300

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	309,000	304,365

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.00%, 3/15/19	955,000	943,063

Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	440,000	514,800

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.875%, 9/1/21	335,000	382,738

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	968,000	1,078,826

38 High Yield Advantage Fund

	Principal
CORPORATE BONDS AND NOTES (87.5%)* cont.	amount	Value

Oil and gas cont.

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6.125%, 7/15/22	$610,000	$625,970

Williams Partners LP/ACMP Finance Corp. sr. unsec. sub. notes
4.875%, 3/15/24	825,000	831,602

Williams Partners LP/ACMP Finance Corp. sr. unsec. unsub. notes
4.875%, 5/15/23	1,260,000	1,272,600

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	345,000	380,363

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	1,735,000	1,830,425

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	1,255,000	1,285,986

		61,205,418

Regional Bells (0.5%)

Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	555,000	556,388

Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	1,630,000	1,682,975

Frontier Communications Corp. sr. unsec. notes 8.875%, 9/15/20	330,000	344,438

		2,583,801

Retail (2.3%)

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21	985,000	487,575

Dollar Tree, Inc. company guaranty sr. unsec. unsub. notes
5.75%, 3/1/23	510,000	544,425

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19	1,070,000	1,156,938

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20	240,000	238,800

JC Penney Corp, Inc. 144A company guaranty sr. notes
5.875%, 7/1/23	270,000	276,750

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡	1,295,000	1,230,250

L Brands, Inc. company guaranty sr. unsec. notes 6.625%, 4/1/21	100,000	110,750

L Brands, Inc. company guaranty sr. unsec. sub. notes
5.625%, 2/15/22	620,000	658,750

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	1,230,000	1,119,300

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡	1,910,000	1,442,050

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	1,080,000	847,800

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	1,770,000	1,809,825

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	650,000	626,490

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	790,000	776,175

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	1,005,000	964,800

		12,290,678

Technology (5.1%)

Avaya, Inc. 144A company guaranty notes 10.50%, 3/1/21	845,000	382,363

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19	2,770,000	2,413,363

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	1,875,000	1,954,688

High Yield Advantage Fund 39

	Principal
CORPORATE BONDS AND NOTES (87.5%)* cont.	amount	Value

Technology cont.

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	$3,055,000	$3,337,493

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	1,365,000	1,423,773

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. unsec.
notes 5.875%, 6/15/21	210,000	221,180

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	1,620,000	1,695,946

First Data Corp. 144A notes 5.75%, 1/15/24	1,275,000	1,290,938

First Data Corp. 144A sr. notes 5.375%, 8/15/23	1,135,000	1,174,725

Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	820,000	820,000

Infor Software Parent LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	2,660,000	2,666,650

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	1,635,000	1,679,963

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R	1,620,000	1,717,200

Micron Technology, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 2/15/22	1,525,000	1,578,375

Micron Technology, Inc. 144A sr. notes 7.50%, 9/15/23	570,000	629,850

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5.50%, 5/31/23	1,430,000	1,433,575

Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	1,705,000	1,884,025

Zebra Technologies Corp. sr. unsec. unsub. bonds 7.25%, 10/15/22	1,555,000	1,681,484

		27,985,591

Telecommunications (3.5%)

Altice Financing SA 144A company guaranty sr. notes 6.625%,
2/15/23 (Luxembourg)	605,000	614,075

Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7.625%, 2/15/25 (Luxembourg)	655,000	643,538

Digicel Group, Ltd. 144A sr. unsec. notes 8.25%, 9/30/20 (Jamaica)	960,000	804,000

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	2,185,000	1,819,013

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	580,000	420,135

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)	190,000	65,788

Intelsat Luxembourg SA company guaranty sr. unsec. sub. bonds
8.125%, 6/1/23 (Luxembourg)	440,000	150,700

Level 3 Communications, Inc. sr. unsec. unsub. notes
5.75%, 12/1/22	275,000	281,188

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 1/15/24	275,000	276,375

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 8/15/22	276,000	280,830

Qwest Corp. sr. unsec. unsub. notes 7.25%, 9/15/25	840,000	904,593

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28	2,870,000	2,760,653

Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20	370,000	382,950

40 High Yield Advantage Fund

	Principal
CORPORATE BONDS AND NOTES (87.5%)* cont.	amount	Value

Telecommunications cont.

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	$1,035,000	$1,137,206

Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23	3,430,000	3,541,475

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21	2,380,000	2,439,500

Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21	940,000	942,350

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22	1,485,000	1,425,600

		18,889,969

Telephone (1.5%)

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23	1,450,000	1,531,563

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	1,300,000	1,389,375

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.25%, 4/1/21	1,167,000	1,215,139

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633%, 4/28/21	695,000	725,406

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22	2,195,000	2,293,775

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23	1,245,000	1,083,150

		8,238,408

Textiles (0.1%)

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	715,000	713,213

		713,213

Tire and rubber (0.3%)

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22	1,495,000	1,394,088

		1,394,088

Transportation (0.8%)

Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	1,725,000	1,638,750

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	2,580,000	2,644,500

		4,283,250

Utilities and power (4.3%)

AES Corp./Virginia (The) sr. unsec. notes 8.00%, 6/1/20	520,000	605,800

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	2,050,000	2,003,875

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	660,000	643,500

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21	1,112,000	1,231,540

Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
bonds 5.95%, 6/1/26	565,000	599,612

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	2,080,000	1,986,400

Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22	605,000	630,713

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	370,000	386,188

High Yield Advantage Fund 41

	Principal
CORPORATE BONDS AND NOTES (87.5%)* cont.	amount	Value

Utilities and power cont.

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	$1,185,000	$1,263,442

Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22	160,000	152,000

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19	1,335,000	1,348,350

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	1,809,000	1,664,280

El Paso Natural Gas Co., LLC company guaranty sr. unsec. notes
8.625%, 1/15/22	765,000	927,914

Energy Transfer Equity LP company guaranty sr. notes
7.50%, 10/15/20	992,000	1,108,560

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	600,000	615,000

GenOn Americas Generation, LLC sr. unsec. notes 9.125%, 5/1/31	740,000	599,400

GenOn Americas Generation, LLC sr. unsec. notes 8.50%, 10/1/21	395,000	327,850

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20	550,000	365,750

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5.50%, 5/15/22	430,000	445,050

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21	698,000	724,175

NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
6.625%, 1/15/27	1,230,000	1,137,750

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/15/26	845,000	825,988

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	890,000	983,996

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.50%, 4/15/23	1,110,000	1,147,549

Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22	1,515,000	1,522,575

		23,247,257

Total corporate bonds and notes (cost $479,945,735)		$476,418,396

	Principal
SENIOR LOANS (7.0%)*c	amount	Value

Basic materials (0.6%)

Kraton Polymers, LLC/Kraton Polymers Capital Corp. bank term
loan FRN Ser. B, 6.00%, 1/6/22	$1,230,000	$1,236,492

Solenis International LP bank term loan FRN 7.75%, 7/31/22	375,000	363,047

Solenis International LP bank term loan FRN 4.25%, 7/31/21	1,112,163	1,107,683

Zekelman Industries, Inc. bank term loan FRN Ser. B,
6.00%, 6/14/21	558,600	559,997

		3,267,219

Capital goods (0.3%)

Cortes NP Acquistion Corp. bank term loan FRN Ser. B,
6.00%, 9/29/23	555,000	549,219

Gates Global, LLC/Gates Global Co. bank term loan FRN
4.25%, 7/6/21	529,277	524,720

Harsco Corp. bank term loan FRN Ser. B, 6.00%, 11/2/23	445,000	450,563

		1,524,502

Communication services (0.2%)

Asurion, LLC bank term loan FRN 8.50%, 3/3/21	990,000	994,331

		994,331

42 High Yield Advantage Fund

	Principal
SENIOR LOANS (7.0%)*c cont.	amount	Value

Consumer cyclicals (3.4%)

Academy, Ltd. bank term loan FRN Ser. B, 5.00%, 7/2/22	$1,504,438	$1,384,083

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.25%, 3/1/17 (In default) †	1,716,941	1,888,636

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	2,835,673	2,835,673

CPG International, Inc. bank term loan FRN Ser. B, 4.75%, 9/30/20	441,335	442,439

Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19	1,377,567	1,188,496

iHeartCommunications, Inc. bank term loan FRN Ser. D,
7.274%, 1/30/19	1,534,000	1,179,263

J Crew Group, Inc. bank term loan FRN Ser. B, 4.00%, 3/5/21	1,288,481	822,480

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4.75%, 7/1/22	2,011,822	2,026,911

Navistar, Inc. bank term loan FRN Ser. B, 6.50%, 8/7/20	2,268,432	2,284,738

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	203,430	184,333

Petco Animal Supplies, Inc. bank term loan FRN Ser. B1,
5.00%, 1/26/23	932,950	939,300

Scientific Games International, Inc. bank term loan FRN Ser. B2,
6.00%, 10/1/21	798,902	805,268

Talbots, Inc. (The) bank term loan FRN 9.50%, 3/19/21	459,703	426,374

Talbots, Inc. (The) bank term loan FRN 5.50%, 3/19/20	914,504	892,403

Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
5.00%, 9/2/21	860	864

VGD Merger Sub, LLC bank term loan FRN 8.50%, 8/18/24	560,000	564,666

VGD Merger Sub, LLC bank term loan FRN 5.00%, 8/18/23	490,000	493,164

Yonkers Racing Corp. bank term loan FRN 4.25%, 8/20/19	837,564	830,585

		19,189,676

Consumer staples (0.4%)

Del Monte Foods, Inc. bank term loan FRN 8.25%, 8/18/21	990,000	775,500

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.25%, 9/7/23	1,320,000	1,321,100

		2,096,600

Energy (0.9%)

Chesapeake Energy Corp. bank term loan FRN 8.50%, 8/23/21	2,045,000	2,166,678

EP Energy, LLC bank term loan FRN 9.75%, 6/30/21	555,000	562,631

MEG Energy Corp. bank term loan FRN Ser. B, 3.75%, 3/31/20	1,683,395	1,569,766

Western Refining, Inc. bank term loan FRN Ser. B2, 5.50%, 6/23/23	488,775	489,997

		4,789,072

Health care (0.3%)

AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B,
4.75%, 8/17/21	498,750	496,256

Concordia International Corp. bank term loan FRN Ser. B,
5.25%, 10/21/21	883,325	737,576

DPx Holdings BV bank term loan FRN Ser. B, 4.25%, 3/11/21	313,510	312,569

		1,546,401

Technology (0.6%)

Avaya, Inc. bank term loan FRN Ser. B7, 6.25%, 5/29/20	1,426,710	1,223,404

Inception Merger Sub, Inc. bank term loan FRN Ser. B,
5.00%, 10/26/23	510,000	513,643

Krono’s, Inc. bank term loan FRN 9.25%, 11/1/24	790,000	808,057

Krono’s, Inc. bank term loan FRN 5.00%, 11/1/23	625,000	625,703

		3,170,807

High Yield Advantage Fund 43

	Principal
SENIOR LOANS (7.0%)*c cont.	amount	Value

Utilities and power (0.3%)

Energy Transfer Equity LP bank term loan FRN Ser. C,
4.042%, 12/2/19	$560,000	$559,800

Texas Competitive Electric Holdings Co., LLC bank term loan FRN
4.998%, 10/10/17	3,273,299	953,348

		1,513,148

Total senior loans (cost $41,121,357)		$38,091,756

	Principal
CONVERTIBLE BONDS AND NOTES (0.6%)*	amount	Value

DISH Network Corp. 144A cv. sr. unsec. bonds 3.375%, 8/15/26	$1,040,000	$1,162,200

Jazz US Holdings, Inc. cv. company guaranty sr. unsec. notes
8.00%, 12/31/18	449,000	822,231

Navistar International Corp. cv. sr. unsec. sub. bonds
4.50%, 10/15/18	481,000	467,773

ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.00%, 12/1/20	572,000	571,285

Total convertible bonds and notes (cost $2,447,895)		$3,023,489

	Principal amount/		Value
SHORT-TERM INVESTMENTS (4.4%)*		shares

Putnam Short Term Investment Fund 0.51% L	Shares	23,309,787	$23,309,787

U.S. Treasury Bills 0.418%, 2/2/17		$279,000	278,799

U.S. Treasury Bills 0.328%, 1/19/17 §		2,000	1,999

U.S. Treasury Bills 0.231%, 12/1/16 §		471,000	471,000

Total short-term investments (cost $24,061,585)			$24,061,585

TOTAL INVESTMENTS

Total investments (cost $547,576,572)	$541,595,226

Key to holding’s currency abbreviations

CAD	Canadian Dollar
GBP	British Pound

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2015 through November 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $544,784,064.

† This security is non-income-producing.

44 High Yield Advantage Fund

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $8,022,644 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 11/30/16 (aggregate face value $4,808,965)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Euro	Buy	12/21/16	$302,784	$322,045	$(19,261)

	Euro	Sell	12/21/16	302,784	318,915	16,131

Barclays Bank PLC
	Canadian Dollar	Sell	1/18/17	480,879	492,000	11,121

JPMorgan Chase Bank N.A.
	British Pound	Sell	12/21/16	427,903	370,775	(57,128)

State Street Bank and Trust Co.
	Canadian Dollar	Sell	1/18/17	1,301,561	1,331,687	30,126

UBS AG
	British Pound	Buy	12/21/16	968,602	944,522	24,080

	British Pound	Sell	12/21/16	968,602	1,029,021	60,419

Total						$65,488

High Yield Advantage Fund 45

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 11/30/16

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 27 Index	B+/P	$280,887	$7,963,000	12/20/21	500 bp	$(168,537)

Total		$280,887				$(168,537)

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at November 30, 2016. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Convertible bonds and notes	$—	$3,023,489	$—

Corporate bonds and notes	—	476,418,196	200

Senior loans	—	38,091,756	—

Short-term investments	23,309,787	751,798	—

Totals by level	$23,309,787	$518,285,239	$200

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$65,488	$—

Credit default contracts	—	(449,424)	—

Totals by level	$—	$(383,936)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

46 High Yield Advantage Fund

Statement of assets and liabilities 11/30/16

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $524,266,785)	$518,285,439
Affiliated issuers (identified cost $23,309,787) (Notes 1 and 5)	23,309,787

Cash	44,894

Interest and other receivables	8,358,901

Receivable for shares of the fund sold	392,936

Receivable for investments sold	5,683,720

Unrealized appreciation on forward currency contracts (Note 1)	141,877

Prepaid assets	42,647

Total assets	556,260,201

LIABILITIES

Payable for investments purchased	6,028,614

Payable for shares of the fund repurchased	4,211,636

Payable for compensation of Manager (Note 2)	257,345

Payable for custodian fees (Note 2)	13,899

Payable for investor servicing fees (Note 2)	153,216

Payable for Trustee compensation and expenses (Note 2)	324,351

Payable for administrative services (Note 2)	2,056

Unrealized depreciation on forward currency contracts (Note 1)	76,389

Payable for distribution fees (Note 2)	214,899

Payable for variation margin (Note 1)	21,329

Other accrued expenses	172,403

Total liabilities	11,476,137

Net assets	$544,784,064

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$636,911,070

Undistributed net investment income (Note 1)	4,739,490

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(90,780,973)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(6,085,523)

Total — Representing net assets applicable to capital shares outstanding	544,784,064

(Continued on next page)

High Yield Advantage Fund 47

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($309,295,257 divided by 53,509,870 shares)	$5.78

Offering price per class A share (100/96.00 of $5.78)*	$6.02

Net asset value and offering price per class B share ($14,950,309 divided by 2,653,234 shares)**	$5.63

Net asset value and offering price per class C share ($21,879,378 divided by 3,898,606 shares)**	$5.61

Net asset value and redemption price per class M share
($77,470,785 divided by 13,443,862 shares)	$5.76

Offering price per class M share (100/96.75 of $5.76)†	$5.95

Net asset value, offering price and redemption price per class R share
($24,377,553 divided by 4,231,178 shares)	$5.76

Net asset value, offering price and redemption price per class Y share
($96,810,782 divided by 15,992,535 shares)	$6.05

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

48 High Yield Advantage Fund

Statement of operations Year ended 11/30/16

INVESTMENT INCOME

Interest (including interest income of $139,117 from investments in affiliated issuers) (Note 5)	$35,487,431

Total investment income	35,487,431

EXPENSES

Compensation of Manager (Note 2)	3,067,845

Investor servicing fees (Note 2)	935,850

Custodian fees (Note 2)	23,285

Trustee compensation and expenses (Note 2)	38,636

Distribution fees (Note 2)	1,617,123

Administrative services (Note 2)	15,176

Other	355,965

Fees waived and reimbursed by Manager (Note 2)	(9,702)

Total expenses	6,044,178

Expense reduction (Note 2)	(705)

Net expenses	6,043,473

Net investment income	29,443,958

Net realized loss on investments (Notes 1 and 3)	(21,880,628)

Net increase from payments by affiliates (Note 2)	4,313

Net realized loss on swap contracts (Note 1)	(453,436)

Net realized gain on foreign currency transactions (Note 1)	151,007

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(2,693)

Net unrealized appreciation of investments and swap contracts during the year	44,591,042

Net gain on investments	22,409,605

Net increase in net assets resulting from operations	$51,853,563

The accompanying notes are an integral part of these financial statements.

High Yield Advantage Fund 49

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 11/30/16	Year ended 11/30/15

Operations

Net investment income	$29,443,958	$37,275,438

Net realized loss on investments
and foreign currency transactions	(22,178,744)	(5,997,239)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	44,588,349	(57,906,619)

Net increase (decrease) in net assets resulting
from operations	51,853,563	(26,628,420)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(17,910,395)	(23,786,491)

Class B	(742,459)	(766,355)

Class C	(998,914)	(985,512)

Class M	(4,334,287)	(5,105,607)

Class R	(1,347,122)	(1,441,385)

Class Y	(5,573,520)	(4,661,031)

Decrease from capital share transactions (Note 4)	(35,153,631)	(283,622,308)

Total decrease in net assets	(14,206,765)	(346,997,109)

NET ASSETS

Beginning of year	558,990,829	905,987,938

End of year (including undistributed net investment income
of $4,739,490 and $5,214,218, respectively)	$544,784,064	$558,990,829

The accompanying notes are an integral part of these financial statements.

50 High Yield Advantage Fund

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High Yield Advantage Fund 51

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA

												Ratio of net
	Net asset		Net realized		From						Ratio	investment
	value,		and unrealized	Total from	net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Redemption	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)

Class A

November 30, 2016	$5.56	.31	.23	.54	(.32)	(.32)	—	$5.78	10.18	$309,295	1.07[e]	5.48[e]	42

November 30, 2015	6.11	.33	(.56)	(.23)	(.32)	(.32)	—	5.56	(3.89)	319,716	1.04	5.48	29

November 30, 2014	6.20	.33	(.10)	.23	(.32)	(.32)	—	6.11	3.79	529,990	1.03	5.34	43

November 30, 2013	6.12	.36	.11	.47	(.39)	(.39)	—[d]	6.20	7.84	565,904	1.04	5.85	49

November 30, 2012	5.62	.40	.50	.90	(.40)	(.40)	—[d]	6.12	16.55	652,557	1.04	6.74	40

Class B

November 30, 2016	$5.43	.26	.22	.48	(.28)	(.28)	—	$5.63	9.24	$14,950	1.82[e]	4.72[e]	42

November 30, 2015	5.98	.28	(.55)	(.27)	(.28)	(.28)	—	5.43	(4.67)	14,147	1.79	4.75	29

November 30, 2014	6.06	.28	(.08)	.20	(.28)	(.28)	—	5.98	3.23	16,893	1.78	4.59	43

November 30, 2013	5.99	.31	.10	.41	(.34)	(.34)	—[d]	6.06	6.98	17,154	1.79	5.07	49

November 30, 2012	5.52	.35	.48	.83	(.36)	(.36)	—[d]	5.99	15.48	15,257	1.79	5.94	40

Class C

November 30, 2016	$5.41	.25	.24	.49	(.29)	(.29)	—	$5.61	9.32	$21,879	1.82[e]	4.67[e]	42

November 30, 2015	5.96	.28	(.55)	(.27)	(.28)	(.28)	—	5.41	(4.70)	17,292	1.79	4.75	29

November 30, 2014	6.04	.28	(.08)	.20	(.28)	(.28)	—	5.96	3.24	25,229	1.78	4.59	43

November 30, 2013	5.97	.31	.10	.41	(.34)	(.34)	—[d]	6.04	7.01	28,949	1.79	5.08	49

November 30, 2012	5.50	.35	.48	.83	(.36)	(.36)	—[d]	5.97	15.52	29,271	1.79	5.95	40

Class M

November 30, 2016	$5.54	.29	.24	.53	(.31)	(.31)	—	$5.76	9.98	$77,471	1.32[e]	5.23[e]	42

November 30, 2015	6.10	.31	(.56)	(.25)	(.31)	(.31)	—	5.54	(4.26)	81,256	1.29	5.25	29

November 30, 2014	6.19	.32	(.10)	.22	(.31)	(.31)	—	6.10	3.59	112,526	1.28	5.10	43

November 30, 2013	6.11	.34	.12	.46	(.38)	(.38)	—[d]	6.19	7.64	134,948	1.29	5.58	49

November 30, 2012	5.62	.39	.49	.88	(.39)	(.39)	—[d]	6.11	16.13	123,203	1.29	6.51	40

Class R

November 30, 2016	$5.54	.29	.24	.53	(.31)	(.31)	—	$5.76	9.98	$24,378	1.32[e]	5.23[e]	42

November 30, 2015	6.10	.31	(.56)	(.25)	(.31)	(.31)	—	5.54	(4.26)	24,431	1.29	5.25	29

November 30, 2014	6.19	.32	(.10)	.22	(.31)	(.31)	—	6.10	3.59	28,807	1.28	5.08	43

November 30, 2013	6.11	.35	.11	.46	(.38)	(.38)	—[d]	6.19	7.64	24,687	1.29	5.59	49

November 30, 2012	5.62	.39	.49	.88	(.39)	(.39)	—[d]	6.11	16.13	26,120	1.29	6.46	40

Class Y

November 30, 2016	$5.80	.33	.26	.59	(.34)	(.34)	—	$6.05	10.50	$96,811	.82[e]	5.71[e]	42

November 30, 2015	6.37	.35	(.58)	(.23)	(.34)	(.34)	—	5.80	(3.86)	102,149.79		5.74	29

November 30, 2014	6.44	.36	(.09)	.27	(.34)	(.34)	—	6.37	4.16	192,542.78		5.61	43

November 30, 2013	6.34	.38	.12	.50	(.40)	(.40)	—[d]	6.44	8.10	232,251.79		6.00	49

November 30, 2012	5.81	.43	.52	.95	(.42)	(.42)	—[d]	6.34	16.76	119,803.79		6.99	40

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of .02% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

52 High Yield Advantage Fund	High Yield Advantage Fund 53

Notes to financial statements 11/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2015 through November 30, 2016.

Putnam High Yield Advantage Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). The fund may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

54 High Yield Advantage Fund

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S.

High Yield Advantage Fund 55

dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to gain liquid exposure to individual names, and to hedge market risk.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with

56 High Yield Advantage Fund

respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $92,991 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $60,258 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

High Yield Advantage Fund 57

At November 30, 2016, the fund had a capital loss carryover of $90,185,644 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$634,646	$30,225,181	$30,859,827	*

59,325,817	N/A	59,325,817	November 30, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from defaulted bond interest. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $988,011 to increase undistributed net investment income, $10,713 to increase paid-in capital and $998,724 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$15,617,958

Unrealized depreciation	(22,194,635)

Net unrealized depreciation	(6,576,677)

Undistributed ordinary income	4,782,274

Capital loss carryforward	(90,185,644)

Cost for federal income tax purposes	$547,801,996

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.565% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

58 High Yield Advantage Fund

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $9,702.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management has agreed to reimburse the fund $4,313 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$535,513	Class R	41,598

Class B	24,640	Class Y	167,547

Class C	32,837	Total	$935,850

Class M	133,715

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $705 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $434, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for

High Yield Advantage Fund 59

the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$775,630	Class M	387,277

Class B	142,839	Class R	120,531

Class C	190,846	Total	$1,617,123

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $20,050 and $410 from the sale of class A and class M shares, respectively, and received $9,620 and $265 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $125 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$215,283,491	$245,714,129

U.S. government securities (Long-term)	—	—

Total	$215,283,491	$245,714,129

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class A	Shares	Amount	Shares	Amount

Shares sold	10,715,474	$60,127,983	9,020,525	$53,802,667

Shares issued in connection with
reinvestment of distributions	2,833,440	15,744,206	3,605,484	21,397,671

	13,548,914	75,872,189	12,626,009	75,200,338

Shares repurchased	(17,580,575)	(98,499,694)	(41,761,776)	(245,985,964)

Net decrease	(4,031,661)	$(22,627,505)	(29,135,767)	$(170,785,626)

60 High Yield Advantage Fund

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class B	Shares	Amount	Shares	Amount

Shares sold	450,556	$2,465,512	319,139	$1,867,006

Shares issued in connection with
reinvestment of distributions	110,883	601,655	106,266	614,531

	561,439	3,067,167	425,405	2,481,537

Shares repurchased	(515,942)	(2,810,164)	(642,813)	(3,740,193)

Net increase (decrease)	45,497	$257,003	(217,408)	$(1,258,656)

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class C	Shares	Amount	Shares	Amount

Shares sold	1,851,962	$10,046,901	690,057	$3,986,378

Shares issued in connection with
reinvestment of distributions	149,283	810,864	128,031	738,604

	2,001,245	10,857,765	818,088	4,724,982

Shares repurchased	(1,301,160)	(7,002,452)	(1,853,052)	(10,812,363)

Net increase (decrease)	700,085	$3,855,313	(1,034,964)	$(6,087,381)

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class M	Shares	Amount	Shares	Amount

Shares sold	100,425	$551,836	194,531	$1,159,113

Shares issued in connection with
reinvestment of distributions	34,782	193,107	33,147	195,751

	135,207	744,943	227,678	1,354,864

Shares repurchased	(1,352,642)	(7,463,003)	(4,003,009)	(23,831,194)

Net decrease	(1,217,435)	$(6,718,060)	(3,775,331)	$(22,476,330)

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class R	Shares	Amount	Shares	Amount

Shares sold	1,408,494	$7,843,910	1,301,857	$7,750,500

Shares issued in connection with
reinvestment of distributions	243,093	1,347,009	244,022	1,441,220

	1,651,587	9,190,919	1,545,879	9,191,720

Shares repurchased	(1,829,280)	(10,155,129)	(1,857,503)	(11,004,316)

Net decrease	(177,693)	$(964,210)	(311,624)	$(1,812,596)

	YEAR ENDED 11/30/16		YEAR ENDED 11/30/15
Class Y	Shares	Amount	Shares	Amount

Shares sold	4,845,891	$28,680,254	9,888,933	$58,925,370

Shares issued in connection with
reinvestment of distributions	926,053	5,385,281	727,100	4,473,374

	5,771,944	34,065,535	10,616,033	63,398,744

Shares repurchased	(7,384,995)	(43,021,707)	(23,246,301)	(144,600,463)

Net decrease	(1,613,051)	$(8,956,172)	(12,630,268)	$(81,201,719)

High Yield Advantage Fund 61

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at
	beginning of the			Investment	the end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Short Term
Investment Fund*	$21,290,706	$143,423,602	$141,404,521	$139,117	$23,309,787

Totals	$21,290,706	$143,423,602	$141,404,521	$139,117	$23,309,787

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$6,500,000

Centrally cleared credit default contracts (notional)	$5,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$—	depreciation	$449,424*

Foreign exchange
contracts	Receivables	141,877	Payables	76,389

Total		$141,877		$525,813

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

62 High Yield Advantage Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under		Forward currency
ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$(453,436)	$(453,436)

Foreign exchange contracts	—	160,873	—	160,873

Equity contracts	28,838	—	—	28,838

Total	$28,838	$160,873	$(453,436)	$(263,725)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for
as hedging instruments under	Forward currency
ASC 815	contracts	Swaps	Total

Credit contracts	$—	$(168,537)	$(168,537)

Foreign exchange contracts	(3,669)	—	(3,669)

Total	$(3,669)	$(168,537)	$(172,206)

High Yield Advantage Fund 63

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total

Assets

Centrally
cleared credit	$—	$—	$—	$—	$—	$—	$—
default contracts§

Forward	16,131	11,121	—	—	30,126	84,499	141,877
currency contracts#

Total Assets	$16,131	$11,121	$—	$—	$30,126	$84,499	$141,877

Liabilities

Centrally
cleared credit	—	—	21,329	—	—	—	21,329
default contracts§

Forward	19,261	—	—	57,128	—	—	76,389
currency contracts#

Total Liabilities	$19,261	$—	$21,329	$57,128	$—	$—	$97,718

Total Financial
and Derivative	$(3,130)	$11,121	$(21,329)	$(57,128)	$30,126	$84,499	$44,159
Net Assets

Total collateral	$—	$—	$—	$—	$—	$84,499
received (pledged)†##

Net amount	$(3,130)	$11,121	$(21,329)	$(57,128)	$30,126	$—

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

64 High Yield Advantage Fund

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $23,644,687 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar year 2016.

High Yield Advantage Fund 65

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

66 High Yield Advantage Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of November 30, 2016, there were 114 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

High Yield Advantage Fund 67

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

68 High Yield Advantage Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
Marketing Services	George Putnam, III	Principal Accounting Officer,
Putnam Retail Management	Robert L. Reynolds	and Assistant Treasurer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Susan G. Malloy
	Officers	Vice President and
Custodian	Robert L. Reynolds	Assistant Treasurer
State Street Bank	President
and Trust Company		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Legal Counsel	Executive Vice President,	BSA Compliance Officer
Ropes & Gray LLP	Principal Executive Officer, and
	Compliance Liaison	Nancy E. Florek
Independent Registered		Vice President, Director of
Public Accounting Firm	Robert T. Burns	Proxy Voting and Corporate
KPMG LLP	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

This report is for the information of shareholders of Putnam High Yield Advantage Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN032 304066 1/17

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2016	$91,441	$ —	$4,900	$ —
November 30, 2015	$88,571	$ —	$4,750	$ —

For the fiscal years ended November 30, 2016 and November 30, 2015, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,900 and $4,750 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2016	$ —	$ —	$ —	$ —

November 30, 2015	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Advantage Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 26, 2017

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 26, 2017